UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2006

CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)

420 South Orange Avenue, Suite 700, Orlando, Florida 32801

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of CNL Hotels & Resorts, Inc. (the “Company”) dated July 28, 2006 and filed with the Securities and Exchange Commission on August 3, 2006 (the “Initial 8-K”) regarding the adoption of a revised Code of Business Conduct and Ethics by the Board of Directors of the Company.

The purpose of this amendment is to file a copy of the CNL Hotels & Resorts, Inc. Code of Business Conduct and Ethics. The information contained in the Form 8-K/A should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

14.1	CNL Hotels & Resorts, Inc. Code of Business Conduct and Ethics (adopted July 28, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL Hotels & Resorts, Inc.

Date: August 3, 2006	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index

14.1	CNL Hotels & Resorts, Inc. Code of Business Conduct and Ethics (adopted July 28, 2006).